Exhibit 99.1

Sonic Automotive Reports Record Third Quarter Results

Record Third Quarter Revenues and Gross Profit Drove Record Third Quarter Net Income
During the Third Quarter, Sonic Repurchased 3.1 Million Shares of its Class A Common Stock, or 8% of Total Shares Outstanding
Year-to-Date, Sonic Repurchased 5.2 Million Shares of its Class A Common Stock, or 13% of Total Shares Outstanding

CHARLOTTE, N.C. – October 27, 2022 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter and nine months ended September 30, 2022.

Key Highlights
•Record third quarter revenues of $3.4 billion, up 12% year-over-year; record third quarter gross profit of $580.7 million, up 23% year-over-year
•Record third quarter net income of $87.3 million ($2.23 per diluted share)
•Selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 68.7% (62.4% on a Franchised Dealerships Segment basis, an increase of 220 basis points year-over-year)
•Record third quarter total Finance & Insurance (“F&I”) gross profit per retail unit of $2,477, up 5% year-over-year
•EchoPark revenues of $607.8 million, down 8% year-over-year; record third quarter EchoPark gross profit of $48.6 million, up 88% year-over-year
•During the third quarter of 2022, Sonic repurchased approximately 3.1 million shares of its Class A Common Stock (or 8% of total Class A and Class B shares outstanding as of June 30, 2022) for an aggregate purchase price of approximately $151.5 million, resulting in $481.0 million of remaining share repurchase authorization
•During the nine months ended September 30, 2022, Sonic repurchased approximately 5.2 million shares of its Class A Common Stock (or 13% of total Class A and Class B shares outstanding as of December 31, 2021) for an aggregate purchase price of approximately $245.2 million
•Sonic's Board of Directors approved a 12% increase to the Company's quarterly cash dividend, to $0.28 per share, payable on January 13, 2023 to all stockholders of record on December 15, 2022

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “Our quarterly results reflect another period of solid financial performance, including record third quarter revenues, gross profit and earnings per share. During the third quarter, we continued to see persistent consumer demand for new vehicles and sustained growth in our parts and service business, driving all-time record Fixed Operations gross profit. These trends have carried over from the first half of 2022, in spite of a challenging used vehicle environment and macroeconomic headwinds such as inflation, rising interest rates, and ongoing global new vehicle supply chain constraints. We believe Sonic’s ability to successfully navigate this environment demonstrates the strength of our diversified model and our unwavering commitment to generating long-term value for our key stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “In the third quarter, we continued to strategically expand EchoPark’s nationwide distribution network. This expansion has been achieved both by growing geographically and through the launch of our new ecommerce platform, which was successfully rolled out this past June to 100% of our nationwide traffic at EchoPark.com. For the third quarter, omnichannel sales through our new ecommerce platform accounted for 31% of EchoPark’s retail unit sales volume, compared to 19% last quarter, as more guests continued to utilize our enhanced, omnichannel purchase experience. In addition to our growing digital presence, our new store openings during the quarter expanded the EchoPark Automotive brand reach to over 50% of the U.S. population. We remain committed to the expansion of the EchoPark Automotive brand and, with our progress to date, we remain well on track to reach 90% of the U.S. population by 2025.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Despite supply chain challenges and today’s economic climate, our teammates continued to drive strong revenue and earnings performance throughout our organization. At the same time, our team has maintained its focus on cash flow generation and proactively managing expenses. We have made great progress related to the integration of the RFJ Auto acquisition and expect we will achieve further earnings synergies in future periods. Based on our strong financial performance, solid cash position, ample sources of liquidity and our present macroeconomic outlook, we believe Sonic remains well-positioned to build long-term value and deliver returns to our stockholders.”

Third Quarter 2022 Segment Highlights
The financial measures discussed below are results for the third quarter of 2022 with comparisons made to the third quarter of 2021, unless otherwise noted.

•Franchised Dealerships Segment operating results include:
•Same store revenues up 3%; same store gross profit up 5%
•Same store retail new vehicle unit sales volume down 6%; same store retail new vehicle gross profit per unit up 28%, to $6,571
•Same store retail used vehicle unit sales volume down 12%; same store retail used vehicle gross profit per unit down 9%, to $1,669
•Same store parts, service and collision repair gross profit up 10%; same store customer pay gross profit up 12%; same store warranty gross profit up 7%; same store gross margin down 30 basis points, to 49.9%
•Same store F&I gross profit down 5%; all-time record quarterly reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,473, up 7%
•On a trailing quarter cost of sales basis, Franchised Dealerships Segment new vehicle inventory had approximately 18 days’ supply, and Franchised Dealerships Segment used vehicle inventory had approximately 31 days’ supply

•EchoPark Segment operating results include:
•EchoPark revenues of $607.8 million, down 8% year-over-year; record third quarter EchoPark gross profit of $48.6 million, up 88% year-over-year

•EchoPark retail used vehicle unit sales volume of 15,422, down 27% year-over-year
•EchoPark retail used vehicle unit sales volume was comprised of 81% 1-4-year old vehicles and 19% 5-plus-year old vehicles
•EchoPark segment loss of $29.9 million and adjusted EBITDA* loss of $21.4 million (including market expansion-related losses of $6.3 million and $5.7 million, respectively)
•On a trailing quarter cost of sales basis, EchoPark Segment used vehicle inventory had approximately 57 days’ supply (40 days for EchoPark-branded locations, excluding locations opened during the third quarter)

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Dividend
Sonic’s Board of Directors approved a 12% increase to the Company's quarterly cash dividend, to $0.28 per share, payable on January 13, 2023 to all stockholders of record on December 15, 2022.

Third Quarter 2022 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern).

Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com.

For telephone access to this conference call, please register in advance using this link:
https://www.netroadshow.com/events/login?show=893f08a9&confId=42803

After registering, you will receive a confirmation that includes dial-in numbers and a unique conference call access code and PIN for entry. Registration remains available through the live call; however, to ensure you are connected for the full call we suggest registering at least 10 minutes before the start of the call.

A conference call replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the fastest growing and most comprehensive retailers of nearly new pre-owned vehicles in America today. Our rapid growth plan is expected to bring our unique business model to 90% of the U.S. population by 2025, utilizing one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark at number one in products, sales, and service based on Google Reviews between April 2021 through April 2022, while receiving the 2021 Consumer Satisfaction Award from DealerRater. EchoPark’s nationwide growth will continue to leverage the unique and preferred Experience Centers in-market with a best-in-class shopping and online buying tool. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding EchoPark's future U.S. population coverage and future earnings synergies from the RFJ Auto acquisition. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in our EchoPark Segment, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of the RFJ Auto acquisition, the effect of the COVID-19 pandemic and related government-imposed restrictions on operations, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Vice President, Investor Relations & Financial Reporting (704) 927-3462
ir@sonicautomotive.com

Press Inquiries:
Danielle DeVoren / Joshua Greenwald
212-896-1272 / 646-379-7971
ddevoren@kcsa.com/jgreenwald@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,373.1	$1,128.0	22%	$4,068.7	$3,715.2	10%
Fleet new vehicles	32.0	18.9	69%	70.0	50.9	38%
Total new vehicles	1,405.1	1,146.9	23%	4,138.7	3,766.1	10%
Used vehicles	1,358.0	1,324.8	3%	4,178.3	3,708.9	13%
Wholesale vehicles	114.7	97.1	18%	404.8	256.7	58%
Total vehicles	2,877.8	2,568.8	12%	8,721.8	7,731.7	13%
Parts, service and collision repair	404.7	339.9	19%	1,183.4	994.1	19%
Finance, insurance and other, net	165.6	164.1	1%	505.3	486.1	4%
Total revenues	3,448.1	3,072.8	12%	10,410.5	9,211.9	13%
Cost of sales:
Retail new vehicles	(1,209.6)	(1,012.9)	(19)%	(3,569.2)	(3,412.8)	(5)%
Fleet new vehicles	(30.7)	(18.6)	(65)%	(66.9)	(50.0)	(34)%
Total new vehicles	(1,240.3)	(1,031.5)	(20)%	(3,636.1)	(3,462.8)	(5)%
Used vehicles	(1,306.6)	(1,304.6)	—%	(4,031.6)	(3,623.1)	(11)%
Wholesale vehicles	(116.8)	(95.9)	(22)%	(404.2)	(250.1)	(62)%
Total vehicles	(2,663.7)	(2,432.0)	(10)%	(8,071.9)	(7,336.0)	(10)%
Parts, service and collision repair	(203.7)	(168.8)	(21)%	(597.7)	(492.2)	(21)%
Total cost of sales	(2,867.4)	(2,600.8)	(10)%	(8,669.6)	(7,828.2)	(11)%
Gross profit	580.7	472.0	23%	1,740.9	1,383.7	26%
Selling, general and administrative expenses	(399.0)	(321.4)	(24)%	(1,188.8)	(931.3)	(28)%
Depreciation and amortization	(32.8)	(25.2)	(30)%	(94.0)	(73.7)	(28)%
Operating income (loss)	148.9	125.4	19%	458.1	378.7	21%
Other income (expense):
Interest expense, floor plan	(9.6)	(3.3)	(191)%	(20.6)	(12.8)	(61)%
Interest expense, other, net	(22.9)	(9.8)	(134)%	(65.1)	(30.2)	(116)%
Other income (expense), net	—	(0.1)	100%	0.1	0.1	64%
Total other income (expense)	(32.5)	(13.2)	(146)%	(85.6)	(42.9)	(100)%
Income (loss) from continuing operations before taxes	116.4	112.2	4%	372.5	335.8	11%
Provision for income taxes for continuing operations - benefit (expense)	(29.1)	(27.5)	(6)%	(93.1)	(83.4)	(12)%
Income (loss) from continuing operations	87.3	84.7	3%	279.4	252.4	11%
Discontinued operations:
Income (loss) from discontinued operations before taxes	—	(0.3)	100%	—	0.2	(100)%
Provision for income taxes for discontinued operations - benefit (expense)	—	0.1	(100)%	—	—	—%
Income (loss) from discontinued operations	—	(0.2)	100%	—	0.2	(100)%
Net income (loss)	$87.3	$84.5	3%	$279.4	$252.6	11%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.28	$2.04	12%	$7.09	$6.07	17%
Earnings (loss) per share from discontinued operations	—	(0.01)	100%	—	0.01	(100)%
Earnings (loss) per common share	$2.28	$2.03	12%	$7.09	$6.08	17%
Weighted-average common shares outstanding	38.3	41.6	8%	39.4	41.6	5%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.23	$1.96	14%	$6.90	$5.81	19%
Earnings (loss) per share from discontinued operations	—	(0.01)	100%	—	0.01	(100)%
Earnings (loss) per common share	$2.23	$1.95	14%	$6.90	$5.82	19%
Weighted-average common shares outstanding	39.2	43.3	9%	40.5	43.4	7%
Dividends declared per common share	$0.25	$0.12	108%	$0.62	$0.34	82%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,359.6	$1,124.5	21%	$4,047.1	$3,710.8	9%
Fleet new vehicles	32.0	18.9	69%	70.0	50.9	38%
Total new vehicles	1,391.6	1,143.4	22%	4,117.1	3,761.7	9%
Used vehicles	842.4	750.3	12%	2,568.1	2,173.3	18%
Wholesale vehicles	75.8	64.1	18%	261.2	183.2	43%
Total vehicles	2,309.8	1,957.8	18%	6,946.4	6,118.2	14%
Parts, service and collision repair	404.7	339.9	19%	1,183.4	994.1	19%
Finance, insurance and other, net	125.8	111.8	13%	382.1	333.5	15%
Total revenues	2,840.3	2,409.5	18%	8,511.9	7,445.8	14%
Gross Profit:
Retail new vehicles	160.7	114.9	40%	494.5	302.1	64%
Fleet new vehicles	1.3	0.3	333%	3.1	0.9	244%
Total new vehicles	162.0	115.2	41%	497.6	303.0	64%
Used vehicles	45.4	50.1	(9)%	136.0	137.3	(1)%
Wholesale vehicles	(2.1)	(2.0)	(5)%	(3.0)	0.2	NM
Total vehicles	205.3	163.3	26%	630.6	440.4	43%
Parts, service and collision repair	201.0	171.1	17%	585.7	501.9	17%
Finance, insurance and other, net	125.8	111.8	13%	382.1	333.5	15%
Total gross profit	532.1	446.2	19%	1,598.4	1,275.8	25%
Selling, general and administrative expenses	(332.0)	(268.4)	(24)%	(974.9)	(794.1)	(23)%
Depreciation and amortization	(25.8)	(21.2)	(22)%	(75.8)	(62.3)	(22)%
Operating income (loss)	174.3	156.6	11%	547.7	419.4	31%
Other income (expense):
Interest expense, floor plan	(6.6)	(2.0)	(230)%	(13.9)	(9.2)	(50)%
Interest expense, other, net	(21.4)	(9.5)	(125)%	(61.7)	(29.2)	(112)%
Other income (expense), net	—	—	—%	0.1	—	NM
Total other income (expense)	(28.0)	(11.5)	(143)%	(75.5)	(38.3)	(97)%
Income (loss) before taxes	146.3	145.1	1%	472.2	381.1	24%
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$146.3	$145.1	1%	$472.2	$381.1	24%

Unit Sales Volume:
Retail new vehicles	24,241	22,280	9%	73,185	76,340	(4)%
Fleet new vehicles	672	511	32%	1,454	1,297	12%
Total new vehicles	24,913	22,791	9%	74,639	77,637	(4)%
Used vehicles	26,647	26,274	1%	81,881	82,060	—%
Wholesale vehicles	5,813	6,119	(5)%	18,436	19,704	(6)%
Retail new & used vehicles	50,888	48,554	5%	155,066	158,400	(2)%
Used-to-New Ratio	1.07	1.15	(7)%	1.10	1.06	4%

Gross Profit Per Unit:
Retail new vehicles	$6,627	$5,153	29%	$6,757	$3,956	71%
Fleet new vehicles	$1,955	$773	153%	$2,132	$745	186%
Total new vehicles	$6,501	$5,055	29%	$6,667	$3,903	71%
Used vehicles	$1,704	$1,907	(11)%	$1,661	$1,673	(1)%
Finance, insurance and other, net	$2,473	$2,303	7%	$2,464	$2,105	17%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,177.4	$1,121.3	5%	$3,413.5	$3,699.4	(8)%
Fleet new vehicles	27.0	18.9	43%	57.9	51.0	14%
Total new vehicles	1,204.4	1,140.2	6%	3,471.4	3,750.4	(7)%
Used vehicles	736.4	747.4	(1)%	2,210.9	2,165.2	2%
Wholesale vehicles	58.8	63.9	(8)%	196.9	182.7	8%
Total vehicles	1,999.6	1,951.5	2%	5,879.2	6,098.3	(4)%
Parts, service and collision repair	373.6	338.7	10%	1,080.5	990.5	9%
Finance, insurance and other, net	105.6	111.2	(5)%	314.6	332.2	(5)%
Total revenues	2,478.8	2,401.4	3%	7,274.3	7,421.0	(2)%
Gross Profit:
Retail new vehicles	136.9	114.3	20%	413.8	300.6	38%
Fleet new vehicles	1.0	0.4	150%	2.4	0.9	167%
Total new vehicles	137.9	114.7	21%	416.2	301.5	38%
Used vehicles	38.5	48.2	(20)%	115.9	137.2	(16)%
Wholesale vehicles	(1.7)	0.8	(313)%	(2.3)	5.8	(140)%
Total vehicles	174.7	163.7	7%	529.8	444.5	19%
Parts, service and collision repair	186.5	170.2	10%	537.5	498.8	8%
Finance, insurance and other, net	105.6	111.2	(5)%	314.6	332.2	(5)%
Total gross profit	$466.8	$445.1	5%	$1,381.9	$1,275.5	8%

Unit Sales Volume:
Retail new vehicles	20,829	22,208	(6)%	61,247	76,073	(19)%
Fleet new vehicles	574	511	12%	1,232	1,297	(5)%
Total new vehicles	21,403	22,719	(6)%	62,479	77,370	(19)%
Used vehicles	23,043	26,164	(12)%	69,315	81,713	(15)%
Wholesale vehicles	4,583	6,102	(25)%	14,258	19,634	(27)%
Retail new & used vehicles	43,872	48,372	(9)%	130,562	157,786	(17)%
Used-to-New Ratio	1.08	1.15	(7)%	1.11	1.06	5%

Gross Profit Per Unit:
Retail new vehicles	$6,571	$5,147	28%	$6,756	$3,951	71%
Fleet new vehicles	$1,782	$773	131%	$1,968	$745	164%
New vehicles	$6,443	$5,049	28%	$6,661	$3,897	71%
Used vehicles	$1,669	$1,844	(9)%	$1,672	$1,679	—%
Finance, insurance and other, net	$2,406	$2,300	5%	$2,410	$2,106	14%

NM = Not Meaningful

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$13.5	$3.5	286%	$21.6	$4.4	391%
Used vehicles	515.6	574.5	(10)%	1,610.2	1,535.6	5%
Wholesale vehicles	38.9	33.0	18%	143.6	73.5	95%
Total vehicles	568.0	611.0	(7)%	1,775.4	1,613.5	10%
Finance, insurance and other, net	39.8	52.3	(24)%	123.2	152.6	(19)%
Total revenues	607.8	663.3	(8)%	1,898.6	1,766.1	8%
Gross Profit:
Retail new vehicles	2.8	—	100%	5.0	0.3	NM
Used vehicles	6.0	(29.9)	120%	10.7	(51.4)	121%
Wholesale vehicles	—	3.2	(100)%	3.6	6.4	(44)%
Total vehicles	8.8	(26.7)	133%	19.3	(44.7)	143%
Finance, insurance and other, net	39.8	52.3	(24)%	123.2	152.6	(19)%
Total gross profit	48.6	25.8	88%	142.5	107.9	32%
Selling, general and administrative expenses	(67.0)	(53.0)	(26)%	(213.9)	(137.2)	(56)%
Depreciation and amortization	(7.0)	(4.0)	(75)%	(18.2)	(11.4)	(60)%
Operating income (loss)	(25.4)	(31.2)	19%	(89.6)	(40.7)	(120)%
Other income (expense):
Interest expense, floor plan	(3.0)	(1.3)	(131)%	(6.7)	(3.5)	(89)%
Interest expense, other, net	(1.5)	(0.3)	(400)%	(3.4)	(1.0)	(233)%
Total other income (expense)	(4.5)	(1.7)	(165)%	(10.1)	(4.6)	(120)%
Income (loss) before taxes	(29.9)	(32.9)	9%	(99.7)	(45.3)	(120)%
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$(29.9)	$(32.9)	9%	$(99.7)	$(45.3)	(120)%

Unit Sales Volume:
Retail new vehicles	535	55	NM	705	69	NM
Used vehicles	15,422	21,255	(27)%	47,025	62,186	(24)%
Wholesale vehicles	2,450	3,492	(30)%	8,793	9,231	(5)%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,880	$1,023	182%	$2,808	$1,618	74%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$3.4	$3.5	(3)%	$10.3	$4.4	134%
Used vehicles	367.8	569.7	(35)%	1,176.8	1,529.7	(23)%
Wholesale vehicles	29.6	33.0	(10)%	121.1	73.5	65%
Total vehicles	400.8	606.2	(34)%	1,308.2	1,607.6	(19)%
Finance, insurance and other, net	27.9	52.0	(46)%	90.2	152.0	(41)%
Total revenues	428.7	658.2	(35)%	1,398.4	1,759.6	(21)%
Gross Profit:
Retail new vehicles	0.3	0.2	50%	0.9	0.3	50%
Used vehicles	0.1	(29.7)	100%	(11.3)	(51.2)	78%
Wholesale vehicles	0.1	3.3	(97)%	3.6	6.5	(45)%
Total vehicles	0.5	(26.2)	102%	(6.8)	(44.4)	85%
Finance, insurance and other, net	27.9	52.0	(46)%	90.2	152.0	(41)%
Total gross profit	$28.4	$25.8	10%	$83.4	$107.6	(22)%

Unit Sales Volume:
Retail new vehicles	45	55	(18)%	126	69	83%
Used vehicles	11,809	21,078	(44)%	36,960	61,970	(40)%
Wholesale vehicles	1,925	3,492	(45)%	7,452	9,231	(19)%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,361	$1,028	130%	$2,125	$1,615	32%
NM = Not Meaningful

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Consolidated Selling, General and Administrative ("SG&A") Expenses - Non-GAAP Reconciliation

	Three Months Ended September 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$255.2	$206.2	$(49.0)	(24)%
Advertising	21.1	16.7	(4.4)	(26)%
Rent	11.9	13.8	1.9	14%
Other	110.8	84.7	(26.1)	(31)%
Total SG&A expenses	$399.0	$321.4	$(77.6)	(24)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	43.9%	43.7%	(20)	bps
Advertising	3.6%	3.5%	(10)	bps
Rent	2.1%	2.9%	80	bps
Other	19.1%	18.0%	(110)	bps
Total SG&A expenses as a % of gross profit	68.7%	68.1%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$774.1	$608.5	$(165.6)	(27)%
Advertising	72.8	44.2	(28.6)	(65)%
Rent	38.3	41.2	2.9	7%
Other	303.6	237.4	(66.2)	(28)%
Total SG&A expenses	$1,188.8	$931.3	$(257.5)	(28)%
Items of interest:
Long term compensation charges	(4.4)	$—
Total SG&A adjustments	$(4.4)	$—
Adjusted:
Total adjusted SG&A expenses	$1,184.4	$931.3	$(253.1)	(27)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.5%	44.0%	(50)	bps
Advertising	4.2%	3.2%	(100)	bps
Rent	2.2%	3.0%	80	bps
Other	17.4%	17.1%	(30)	bps
Total SG&A expenses as a % of gross profit	68.3%	67.3%	(100)	bps
Items of interest:
Long term compensation charges	(0.3)%	—%
Total effect of adjustments	(0.3)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	68.0%	67.3%	(70)	bps

Franchised Dealerships Segment - SG&A Expenses - Non-GAAP Reconciliation

	Three Months Ended September 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$216.2	$176.6	$(39.6)	(22)%
Advertising	10.5	6.4	(4.1)	(64)%
Rent	10.1	11.9	1.8	15%
Other	95.2	73.5	(21.7)	(30)%
Total SG&A expenses	$332.0	$268.4	$(63.6)	(24)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	40.6%	39.6%	(100)	bps
Advertising	2.0%	1.4%	(60)	bps
Rent	1.9%	2.7%	80	bps
Other	17.9%	16.5%	(140)	bps
Total SG&A expenses as a % of gross profit	62.4%	60.2%	(220)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$657.2	$529.7	$(127.5)	(24)%
Advertising	26.2	19.8	(6.4)	(32)%
Rent	31.9	36.2	4.3	12%
Other	259.6	208.4	(51.2)	(25)%
Total SG&A expenses	$974.9	$794.1	$(180.8)	(23)%
Items of interest:
Long term compensation charges	$(4.4)	$—
Total SG&A adjustments	$(4.4)	$—
Adjusted:
Total adjusted SG&A expenses	$970.5	$794.1	$(176.4)	(22)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.1%	41.5%	40	bps
Advertising	1.6%	1.6%	—	bps
Rent	2.0%	2.8%	80	bps
Other	16.3%	16.3%	—	bps
Total SG&A expenses as a % of gross profit	61.0%	62.2%	120	bps
Items of interest:
Long term compensation charges	(0.3)%	—%
Total effect of adjustments	(0.3)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	60.7%	62.2%	150	bps

EchoPark Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$39.0	$29.6	$(9.4)	(32)%
Advertising	10.6	10.3	(0.3)	(3)%
Rent	1.8	1.9	0.1	5%
Other	15.6	11.2	(4.4)	(39)%
Total SG&A expenses	$67.0	$53.0	$(14.0)	(26)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	80.2%	114.7%	3,450	bps
Advertising	21.8%	39.9%	1,810	bps
Rent	3.7%	7.4%	370	bps
Other	32.2%	43.4%	1,120	bps
Total SG&A expenses as a % of gross profit	137.9%	205.4%	6,750	bps

	Nine Months Ended September 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$116.9	$78.8	$(38.1)	(48)%
Advertising	46.6	24.4	(22.2)	(91)%
Rent	6.4	5.0	(1.4)	(28)%
Other	44.0	29.0	(15.0)	(52)%
Total SG&A expenses	$213.9	$137.2	$(76.7)	(56)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	82.0%	73.0%	(900)	bps
Advertising	32.7%	22.6%	(1,010)	bps
Rent	4.5%	4.6%	10	bps
Other	30.9%	27.0%	(390)	bps
Total SG&A expenses as a % of gross profit	150.1%	127.2%	(2,290)	bps

Earnings Per Share from Continuing Operations - Non-GAAP Reconciliation

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	39.2	$87.3	$2.23	43.3	$84.7	$1.96

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	40.5	$279.4	$6.90	43.4	$252.4	$5.82
Pre-tax items of interest:
Long term compensation charges		$4.4			$—
Total pre-tax items of interest		$4.4			$—
Adjusted diluted earnings (loss) and shares from continuing operations	40.5	$283.8	$7.01	43.4	$252.4	$5.82

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended September 30, 2022				Three Months Ended September 30, 2021
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$87.3				$84.5
Provision for income taxes				29.1				27.5
Income (loss) before taxes	$146.3	$(29.9)	$—	$116.4	$145.1	$(32.9)	$(0.2)	$112.0
Non-floor plan interest	19.9	1.5	—	21.4	8.8	0.3	—	9.1
Depreciation and amortization	27.3	7.0	—	34.3	21.9	4.0	—	25.9
Stock-based compensation expense	3.8	—	—	3.8	3.7	—	—	3.7
Long-term compensation charges	—	—	—	—	—	0.5	—	0.5
Loss (gain) on franchise and real estate disposals	0.5	—	—	0.5	(0.1)	(0.4)	—	(0.5)
Adjusted EBITDA	$197.8	$(21.4)	$—	$176.4	$179.4	$(28.5)	$(0.2)	$150.7

	Nine Months Ended September 30, 2022				Nine Months Ended September 30, 2021
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$279.4				$252.6
Provision for income taxes				93.1				83.4
Income (loss) before taxes	$472.2	$(99.7)	$—	$372.5	$381.1	$(45.3)	$0.2	$336.0
Non-floor plan interest	58.0	3.2	—	61.2	26.8	1.0	—	27.8
Depreciation & amortization	79.6	18.1	—	97.7	64.6	11.4	—	76.0
Stock-based compensation expense	12.4	—	—	12.4	11.2	—	—	11.2
Long-term compensation charges	4.4	—	—	4.4	—	1.5	—	1.5
Loss (gain) on franchise and real estate disposals	(0.5)	—	—	(0.5)	(0.4)	(0.4)	—	(0.8)
Adjusted EBITDA	$626.1	$(78.4)	$—	$547.7	$483.3	$(31.8)	$0.2	$451.7